UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2024
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Washington Street,	Suite 1300
Conshohocken,	PA	19428
(Address of principal executive offices)		(Zip Code)
 (610) 934-2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2024, the Board of Directors (the “Board”) of Hamilton Lane Incorporated (the “Company”) approved certain equity incentive awards to the Company’s Co-Chief Executive Officers, Erik R. Hirsch and Juan Delgado-Moreira (the “Co-CEOs”).

The Board has approved the grant to each Co-CEO of 544,000 shares of long-term performance-based restricted stock (the “LTIP Awards”), after obtaining stockholder approval of related amendments to the Company’s Amended and Restated 2017 Equity Incentive Plan expected to be proposed to the Company’s stockholders at the next annual meeting of stockholders. The LTIP Awards are expected to vest based upon (i) the Company’s Class A common stock achieving average closing prices of $150, $190, and $230 per share over 20 consecutive trading days within the seven years after the grant date and (ii) the continued employment of the applicable Co-CEO through the date each price target is met (with a minimum of five years of service required after the grant date for vesting). One third of the shares are expected to become eligible to vest at each price target. If the price target is met prior to the fifth anniversary of the grant date, the vesting date would be the fifth anniversary of the grant date, after which the vesting date would be the date the price target is reached. Due to the existence of the service requirement, the vesting period for these awards may vary with each respective tranche.

The Board also reviewed and intends to consider at a future date a series of five annual awards of 30,000 shares of restricted stock to each of the Co-CEOs (the “Annual Awards”) over the next five years, subject to the satisfaction of certain performance conditions prior to each grant date as determined by the Board. If granted, a one-year performance period will precede each Annual Award (except for the initial awards, which will have a shorter performance period), and satisfaction of certain performance criteria within that year will determine whether a grant is made following the completion of the performance period. Each Annual Award is expected to vest in equal installments on the four successive anniversaries of the grant date, subject to the continued employment of the applicable Co-CEO through such dates. The determination of performance and grant of any Annual Awards are subject to the full discretion of the Board. The Board expects the first of the Annual Awards to be made in March 2025.

The Board also approved as part of Mr. Hirsch’s compensation incentive package an incentive award opportunity in connection with certain of the Company’s historical strategic technology investments that he has spearheaded. The payouts will be calculated as a percentage of the future realized gains (excluding realized losses) on the applicable investments and will be reported as required when paid. These future payments are not deemed to be material or meaningfully impactful to our financial statements.

Cautionary Note Regarding Forward-Looking Information

Some of the statements in this Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “will”, “expect”, “believe”, “estimate”, “continue”, “anticipate”, “intend”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the discussion of our Risk Factors included in Part I, Item 1A of our Form 10-K for the fiscal year ended March 31, 2024 and our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this Form 8-K are made only as of the date we filed this report. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: June 26, 2024

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary